UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
 13/F, Shenzhen Special Zone Press Tower, Shennan Road,
Futian District, Shenzhen,
People's Republic of China, 518034
 (86) 755-8351-0888

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 18, 2009

Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of China Security Surveillance Technology, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 18, 2009, at 10:00 a.m., local time, at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034 for the following purposes:

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.

To ratify the selection by our Audit Committee of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on April 20, 2009, you may attend and vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in Shenzhen, China for the ten days prior to the meeting for any purpose related to the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2008 Annual Report. The Notice contains instructions on how to access those documents over the Internet and how to request a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instruction card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number provided in the Notice of Internet Availability of Proxy Materials or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any shareholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

Sincerely,

/s/ Samuel Lo
Samuel Lo
Corporate Secretary

April 30, 2009

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 18, 2009

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On or about May 1, 2009, we will mail to our shareholders (other than those who previously requested electronic or paper delivery and registered shareholders) a Notice Regarding Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report and how to access your proxy card to vote through the Internet or by telephone. The Notice also specifies the time by which you have to cast your vote by either of these methods.

This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
13/F, Shenzhen Special Zone Press Tower, Shennan Road,
Futian District, Shenzhen,
People's Republic of China, 518034
 (86) 755-8351-0888

__________

PROXY STATEMENT
__________

The Board of Directors of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company,” “CSST” or “we”) is furnishing this Proxy Statement and the accompanying proxy  to you to solicit your proxy for the 2009 Annual Meeting of Shareholders (the “Meeting”).  The Meeting will be held on Thursday, June 18, 2009, at 10:00 a.m., local time, at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to shareholders is May 1, 2009.

The purposes of the Meeting are to seek shareholder approval of two proposals: (i) electing five directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2009.

Who May Vote

Only shareholders of record of our common stock, $0.0001 par value (the “Common Stock”), as of the close of business on April 20, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034.

The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting.  No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting

Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail if you received a printed set of the proxy materials. If you attend the meeting and prefer to vote at that time, you may do so.

By Internet  – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail  – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed.  Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of GHP Horwath, P.C. as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested.  In uncontested elections, directors are elected by plurality of the votes cast at the meeting.  Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy and voting at the Meeting.

Abstentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter.  Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Mere attendance at the meeting will not revoke a proxy.  Such revocation may be effected by calling the toll-free telephone number identified in the Notice, or by accessing the Internet website specified in the Notice, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, or by attending and voting in person at the Meeting.  Unless revoked, the shares represented by timely received proxies will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone.  The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information shareholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain shareholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if applicable, our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Any shareholders who object to or wish to begin householding may contact Samuel Lo, our Corporate Secretary, orally by telephoning (+86) 755-8351-0888 or in writing at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034. We will send an individual copy of the proxy statement to any shareholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Guoshen Tu	43	Chief Executive Officer, and Chairman of the Board
Terence Yap	37	Chief Financial Officer and Vice Chairman of the Board
Daiyou Qian	38	Chief Strategy Officer
Lizhong Wang	43	Chief Operating Officer
Runsen Li	73	Director
Peter Mak	47	Director
Robert Shiver	54	Director

Guoshen Tu. Mr. Tu has been our Chief Executive Officer and a director since September 2005. From 1994 to 1996, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Motuo Che Zhizhao Co., Ltd. From 1996 to 2004, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Group Limited. From 2004 to 2005, Mr. Tu was the Chief Executive Officer of Golden. Mr. Tu received an EMBA from Peking University.

Terence Yap. Mr. Yap has served as our Chief Financial Officer since January 2007, and as our director and Vice Chairman since March 2006. Mr. Yap was the President, CEO and a director of Digital Network Alliance International, Inc., a Delaware company engaged in the business of providing satellite internet connections to customers in the Asia Pacific region, including Hong Kong, Singapore, Indonesia, Bangladesh, Pakistan, and Mongolia, and the business of providing managed broadband services to commercial office buildings and apartment buildings in Singapore and Hong Kong. Digital Network Alliance International, Inc. was a U.S. reporting company until last October. Mr. Yap had been affiliated with Digital Network Alliance International, Inc. and its affiliated entities since January 2002.

Daiyou Qian. Mr. Qian has served as our Chief Strategy Officer since January 2009 and our Chief Operating Officer from January 2008 to January 2009. He founded Tsingvision in 2003 which was acquired by the Company in July 2007. From April 2005 to December 2007, Mr. Qian was the general manager of Tsingvision. Mr. Qian was also an associate professor at Hangzhou Normal University from April 2005 to June 2007. From December 1995 to April 2005, Mr. Qian was a senior engineer of CETC Institute 52 (China Electronics Science and Technology Corporation, the Institute).

Lizhong Wang. Mr. Wang has served as our Chief Operating Officer since January 2009 and our Chief Administrative Officer and president of CSST PRC since January 2008. From August 2006 to December 2007, he served as the vice president and president of Golden. Prior to joining Golden, Mr. Wang was the vice chairman of CPPCC and People’s Congress of Qingyuan district, Ji’An city. Mr. Wang holds an EMBA from the Centenary College, U.S.A., and a B.A and M.A. in Economics from the Party School of the Central Committee of C.P.C, China.

Runsen Li.   Mr. Li has served as the Company’s director since August 2007. Mr. Li has held the position of Vice President of the Chinese Police Association, an organization that serves as a liaison with the police and public community as well as foreign law enforcement agencies since 2005. It also conducts formal law enforcement training and education in China as well as overseas.  Since 1996, Mr. Li has held the position of Head of the Commission of Science and Technology of the Ministry of Public Security of the People’s Republic of China.  Since 1998, Mr. Li has worked as a group leader and chief technical advisor for China’s Golden Shield Project, a communication network and computer information system operated by the Ministry of Public Security of the People’s Republic of China. Mr. Li brings to the Company over 40 years of experience in the security and surveillance industry having served in several high level positions within China’s Ministry of Public Security. Mr. Li graduated from Soviet Leningrad Electric and Industry College in 1963, with a degree in Wireless Engineering. From 1981 to 1983, Mr. Li was a visiting scholar at University of Cincinnati.

Peter Mak.  Mr. Mak became the Company’s director on October 25, 2007 and is currently the Managing Director of Venfund Investment, a China-focused private equity investment and financial advisory firm incorporated in Shenzhen, China which he co-founded in late 2001. Prior to that, Mr. Mak spent 17 years at Arthur Andersen Worldwide where he was a firm partner and served as the managing partner of Arthur Andersen Southern China in his last position with the firm. Mr. Mak serves as an independent non-executive director and audit committee chairman of Trina Solar Limited, China GrenTech Corp., Dragon Pharmaceutical Inc. and Network CN Inc., all of which are companies listed in the U.S.

Robert Shiver.  Mr. Shiver became the Company’s director on October 25, 2007. Mr. Shiver is currently the Chairman and CEO of both Aerwav Holdings, Inc and The Shiver Group, LLC, which  are privately held investment companies that specialize in developing recurring revenue services and products in the global security, energy, wireless and technology sectors. Mr. Shiver has over 30 years of board, executive and operating experience within the above sectors in both the public and private markets.  Mr. Shiver previously served as the Managing Director of TC Energy Holdings which is a provider of various energy services and products to both the commercial and industrial markets in North America. In addition, Mr. Shiver served as the Chairman and CEO of Intek Global which was a global provider of wireless technology, spectrum, products and various services.  Within the global security sector, Mr. Shiver has substantial experience at the investor, board and executive level with companies, including such companies as Securicor plc, ADT LTD, Centennial Security Holdings and Sonitrol.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by us, the following individuals were late in filing one or more Section 16(a) forms during 2008:  Guoshen Tu did not timely file a Form 4 relating to a purchase pursuant to a 10b-5 plan of 15,000 shares of Common Stock and a Form 4 relating to a restricted stock award of 2,000,000 shares of Common Stock; Terence Yap did not timely file a Form 4 relating to a restricted stock award of 600,000 shares of Common Stock; Daiyou Qian did not timely file a Form 4 relating to a restricted stock award of 35,000 shares of Common Stock and a Form 4 relating to sale of 68,850 shares of Common Stock to Mr. Guoshen Tu in a privately negotiated transaction; Runsen Li did not timely file a Form 4 relating to a restricted stock award of 14,167 shares of Common Stock; Peter Mak did not timely file a Form 4 relating to a restricted stock award of 11,667 shares of Common Stock; and Robert Shiver did not timely file a Form 4 relating to a restricted stock award of 11,667 shares of Common Stock. In addition, in 2007 Robert Shiver did not timely filed a Form 3 relating to his election as a director of the Company and a Form 4 relating to a restricted stock award of 10,000 shares of Common Stock but did report the latter transaction in his year-end report on Form 5, which was timely filed.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote shareholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the NYSE, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.  The current corporate governance guidelines are available on the Company’s website www.csst.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Security & Surveillance Technology, Inc., 13/F Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Guoshen Tu , Terence Yap, Runsen Li, Peter Mak, and Robert Shiver.  Since October 2007, the Board has established three Committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.  The Board has adopted a written charter for each of the Committees which is available on the Company’s website www.csst.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Security & Surveillance Technology, Inc., 13/F Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

Independent Directors

Our Board has determined that each of Runsen Li, Peter Mak and Robert Shiver, constituting a majority of the members of the Board, has no material relationship with the Company (either directly or as partners, stockholders or officers of an organization that has a relationship with the Company) and is independent as defined by the applicable rules and regulations of the SEC and the NYSE. Guoshen Tu, our Chief Executive Officer, and Terence Yap, our Chief Financial Officer, are not considered to be independent.

Furthermore, the Board has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee has no material relationship to the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is independent as defined by the applicable rules and regulations of the SEC and the NYSE.

Audit Committee

Our Audit Committee consists of our three independent directors, Runsen Li, Peter Mak (Chair) and Robert Shiver. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Our board of directors has determined that Mr. Mak qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC and that he is financially literate and independent in accordance with the requirements of the SEC and the New York Stock Exchange.

The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our Audit Committee charter;

  meeting separately and periodically with management and our internal and independent auditors;

  reporting regularly to the full board of directors; and

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2008 is located on Exhibit A to this Proxy Statement.

Compensation Committee

Our compensation committee (the “Compensation Committee”) consists of our three independent directors, Runsen Li, Peter Mak and Robert Shiver (Chair).  The Compensation Committee is responsible for, among other things:

  Approving and overseeing the compensation package for our executive officers;

  Reviewing and making recommendations to the Board with respect to the compensation of our directors;

  Serving as the administrative committee for the Company’s equity compensation plans;

  Reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

  Reviewing periodically and recommends any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans to the Board.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets regularly and holds special meetings as needed.  The Compensation Committee meetings may be called by the Committee chairman, the Chairman of the Board or a majority of Committee members. The Compensation Committee meets in executive session with no members of management present for part of each of its regular meetings. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers

The Compensation Committee is assisted in fulfilling its responsibilities by its advisor, James F. Reda & Associates LLC (the “Compensation Consultant”), which was retained by the Compensation Committee in January 2008. The Compensation Consultant is engaged by, and reports directly to, the Compensation Committee, and the Compensation Consultant is not permitted to provide services to management without the Compensation Committee’s prior approval. The Compensation Committee has sole authority to retain and discharge, and approve fees and other terms and conditions for retention of compensation consultants to assist in consideration of the compensation of the CEO and other executive officers and directors.

The Compensation Consultant reviews all materials prepared for the Compensation Committee by management, prepares additional materials as may be requested by the Compensation Committee, and attends all Compensation Committee meetings. In its advisory role, the Compensation Consultant assists the Compensation Committee in the design and implementation of the Company’s compensation program. This includes assisting the Compensation Committee in selecting the specific compensation elements of the program, the targeted payments for each element, and the performance targets.

The Compensation Consultant also conducts an annual review of the compensation practices of select peer companies. Based on this review, the Compensation Consultant advises the Compensation Committee with respect to the reasonableness and competitiveness of the Company’s compensation program in comparison to industry practices, and identifies trends in executive compensation.

At the end of each fiscal year, the Board conducts a review of the Chief Executive Officer’s performance.  As part of this process, the Chief Executive Officer provides a self-assessment report. At the following Board meeting, the Board sets the compensation of the Chief Executive Officer, after considering its assessment of the Chief Executive Officer’s performance, market comparison data and the recommendations of the Compensation Committee. Neither the Chief Executive Officer nor any other members of management may be present in meetings which the Chief Executive Officer’s compensation is deliberated.

The Chief Executive Officer, in consultation with the Senior Vice President – Human Resources, reviews the performance of the other named executive officers with the Compensation Committee and provides recommendations for the Compensation Committee’s consideration. The Compensation Committee determines the compensation for these executives, after considering the Chief Executive Officer’s recommendations and, market comparison data regarding compensation levels among peer companies.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee.  None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee (the “Nominating and Governance Committee”) consists of our three independent directors, Runsen Li (Chair), Peter Mak and Robert Shiver. The Nominating and Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Governance Committee is responsible for, among other things:

  Identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  Reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  Identifying and recommending to the board the directors to serve as members of the Board’s committees; and

  Monitoring compliance with our code of business conduct and ethics.

Material Changes to Director Nomination Procedures

There have been no material changes to the procedures by which shareholders may recommend nominees to our Board of Directors since such procedures were last disclosed.

Board, Committee and Annual Meeting Attendance

During 2008, the Board held three meetings and acted by written consent 33 times. Our Audit Committee held five meetings, the Compensation Committee held four meetings, and the Nominating and Governance Committee held two meetings. Each director attended at least 75% of all board of directors and applicable committee meetings. We encourage our directors to attend our annual meeting of shareholders, but we do not have a formal policy requiring them to do so. Last year, 2 directors attended the annual meeting.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.

Code of Ethics

On October 25, 2007, we adopted a new code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States.  Our Code of Ethics applies to all directors, officers and employees of the Company, including the Company’s principal executive officer and principal financial officer. This Code is designed to deter wrongdoing and to promote all of the following:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting to an appropriate person or persons identified herein for receiving notice of violations or potential violations of this code; and

  accountability for adherence to this code.

The current version of the Code of Ethics is maintained on the Company’s website at www.csst.com.  Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, China Security & Surveillance Technology, Inc., 13/F Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.  During the fiscal year ended December 31, 2008, there were no waivers of our Code of Ethics.

Communication with Directors

The Company has a process for shareholders who wish to communicate with the Board of Directors.  Shareholders who wish to communicate with the Board may write to it at China Security & Surveillance Technology, Inc., c/o Corporate Secretary, 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board.  The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of our executive compensation program and the compensation decisions made for fiscal year 2008 with respect to Guoshen Tu our Chief Executive Officer (referred to as our “CEO”), and the other executive officer named in the Summary Compensation Table on page 16. We refer to these executive officers as the “named executive officers.”

After the retirement of our former President, Mr. Shufang Yang, as of December 31, 2008, we had three executive officers, Guoshen Tu, our Chief Executive Officer, Terence Yap, our Chief Financial Officer, and Daiyou Qian, our Chief Operating Officer (on January 16, 2009, Mr. Qian resigned from his position as our Chief Operating Officer and was appointed as our Chief Strategy Officer). Currently, the position of President is vacant, and our CEO assumes the responsibilities of that office on an interim basis.

In 2008, the Compensation Committee accepted recommendations and ideas from senior management and combined with market data to determine the compensation to be paid to the Company’s executive officers.  Important determining factors included the Company’s financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and the contributions made by each of the executive officers to the success of the Company.  The compensation committee is responsible for approving and overseeing executive compensation.

Mr. Tu and Mr. Yap have been involved in the Board’s deliberations regarding executive compensation in the past and have provided recommendations with respect to their and the other executive officers’ compensation.  Beginning in 2008 determinations of Mr. Tu’s and Mr. Yap’s compensation have been made solely by our compensation committee, and neither Mr. Tu or Mr. Yap take part in any discussions regarding their own respective compensation.

Objectives of our executive compensation program

An understanding of our executive compensation program begins with an understanding of the objectives the program is intended to serve. These include:

  Offering competitive compensation. We seek to offer a compensation package that is attractive and competitive with the compensation practices of the peer companies with which we compete for talent (these companies are discussed on page 12 below).

  Rewarding performance. Our compensation program is intended to closely align executive compensation with performance by tying a significant portion of compensation to the achievement of financial and other goals of CSST and the executive’s contributions to the accomplishment of those goals.

  Aligning the interests of our executives with those of our shareholders. A significant portion of the total compensation paid to our top two executive officers is in the form of equity-based compensation. This serves to further align the interests of our executives with those of our shareholders.

Executive compensation consists primarily of restricted stock grants with four to five year vesting requirements. This reduces the risk of short-term decisions being made at the expense of long-term growth.

How executive compensation is determined

The role of the Compensation Committee and its consultant, and of management

The Compensation Committee of independent directors, formed in late 2007, was established to oversee the compensation program for the named executive officers and for the other members of senior management who report to the CEO. The Compensation Committee is assisted in fulfilling its responsibilities by its advisor, James F. Reda and Associates LLC. James F. Reda and Associates is engaged by, and reports directly to, the Compensation Committee. Additional information on the roles of the Compensation Committee, James F. Reda and Associates and management in the process for determining executive compensation is discussed below.

How the elements of our compensation program were selected

The Compensation Committee is responsible for determining the elements of our compensation program. In doing so, the Compensation Committee seeks to structure our program in a way that furthers our program objectives of providing a competitive compensation package, promoting our pay-for-performance philosophy and aligning the interests of our executives and shareholders. In structuring the program, the Compensation Committee considered market comparison information provided by James F. Reda and Associates regarding executive compensation practices generally and at selected comparator companies.

The key compensation elements selected by the Compensation Committee include:

  annual salary;

  annual discretionary bonus (moving to non-discretionary, performance-based in 2009); and

  long-term equity-based compensation, which for 2007 and 2008 was in the form of restricted stock and vests monthly over four to five years.

The Compensation Committee believes that this combination of salary, cash incentive and equity-based compensation is appropriate to provide a competitive compensation package to our executives based on prevailing market practices. As we continue to develop our compensation programs, it is the fundamental belief of the Compensation Committee to tie a significant portion of target compensation to performance as measured by long-term stock price growth, which the Compensation Committee believes supports our pay-for-performance philosophy and the achievement of our strategic goals. While no specific formula is used to determine the allocation between equity-based and fixed compensation, this emphasis on pay-for-performance resulted in equity-based compensation representing the largest portion of the total target compensation (meaning salary, bonus, and equity-based compensation) of the top two executive officers in fiscal year 2007 and for 2008. Specifically, for fiscal year 2008 and based on the SFAS No. 123(R), grant date fair values of their equity-based compensation awards amounted to 98% of total target compensation for the CEO and 97% of total target compensation for the CFO.

In addition, the inclusion of equity-based compensation in our program serves to align the interests of the named executive officers with those of our shareholders and promote executive retention.

The company does not provide any other forms of compensation such as retirement benefits, deferred compensation, termination benefits, perquisites, or change-in-control arrangements.

The use of market comparison data

The Comparison Group. The Compensation Committee compares the company’s executive compensation program to that of a group of select comparator companies. This review is done with respect to both the structure of our executive compensation program and target compensation. A significant portion of the comparator group is comprised of China-based technology and communication companies listed on the New York Stock Exchange.  Several of these companies are significantly larger than CSST. However, after a careful examination of pay levels and practices at these larger China-based companies, it was determined that executive compensation at these larger companies was not significantly different than smaller companies and did not bias the findings.  As reporting at these companies improves, the appropriateness of these companies for assessing market pay will be carefully considered.

The comparator group used by the Compensation Committee consists of 18 companies that we believe we compete with for executive talent. This group is referred to as the “Comparison Group.” The companies included in the Comparison Group were selected by the Compensation Committee based on the recommendation of James F. Reda and Associates. Information on the pay practices of the Comparison Group is provided by James F. Reda and Associates to the extent such information is available.

The following companies made up the Comparison Group. For the President and COO positions we included the head of Honeywell’s Automation and Controls Systems division.

Checkpoint Systems Inc	LDK Solar Co Ltd
China Digital TV Holdings Co	NAPCO Security Systems Inc.
China Mobile LTD	Protection One Inc.
China Netcom Group Corp	Qiao Xing Mobile Comm Co. Ltd
China Telecom Corp LTD	Semiconductors Mfg Int’l Corp
China Unicom Ltd	Suntech Power Holdings
Diebold, Incorporated	Trina Solar Ltd
Giant Interactive Group Inc.	Tyco International Ltd
Honeywell International Inc., Automation and Controls Systems	Yingli Green Energy Holding

Compensation Structure and Targets. James F. Reda and Associates conducted a comparison of our executive compensation structure and practices to those of the Comparison Group. This review covered several aspects of compensation, including base salary, target bonus, equity grants, pay targets and performance measures where applicable. The market analysis developed was used in part to determine pay targets for 2008.  Additionally, since limited salaries and no bonuses were paid in 2007, the committee believed it was important to make allowances for those circumstances. Accordingly, total pay for 2008 exceeded market medians for Mr. Tu and Mr. Yap, both of whom are critical to CSST’s continued success in the executive of the company strategy.

Based on its review in 2008, James F. Reda and Associates concluded that the structure of CSST’s proposed compensation program is reasonably consistent with industry practices, particularly with regard to other China-based companies, where equity grants are often a major pay component. However, it was recommended that the proposed exclusive reliance on long term incentives as the sole performance element of pay be adjusted to include short term incentives as well.  This will provide the balance between short term and long term incentives necessary to facilitate consistent growth and overall performance.

Market comparison data is also used in setting compensation target levels for each of the key elements of our program (salary, cash incentive and equity-based compensation) and for the combined total of these elements. For each of the key elements, the Compensation Committee seeks to determine the prevailing competitive range of target compensation based on publicly-available information and the advice of James F. Reda and Associates, with the mid-point of the range being the 75th percentile of the Comparison Group. The Committee is currently targeting total pay near the 75th percentile with the majority of pay in the form of equity.  An executive’s actual compensation may be more or less than the target amount set by the Compensation Committee based on CSST’s relative performance, changes in our stock price and other factors.

We believe the 75th percentile is appropriate for attracting top talent from a very limited talent pool. Targeting the 75th percentile is also consistent with the growth of the company and pace of acquisitions that are unique in the industry. Also, the Compensation Committee believes it is necessary to ensure key executives continue to position CSST into a leadership position in the security and information technology industries and to reward the extra effort required to achieve very aggressive goals.

Setting compensation targets based on market comparison data is intended to ensure that our compensation practices are competitive with regard to attracting and retaining executive talent. Because each compensation element is reviewed based on available data, which is limited for certain companies, compensation decisions made with respect to one element of compensation do not affect decisions made with respect to other compensation elements. It is also for this reason that no specific formula is used to determine the allocation between cash and equity-based compensation. In addition, because a named executive officer’s compensation target is set by reference to persons with similar duties at the Comparison Group companies, the Compensation Committee does not establish any fixed relationship between the compensation of the CEO and that of any other named executive officer.

The key elements of our executive compensation program

As was stated earlier, the key elements of our compensation program are salary, an annual cash incentive, and long-term equity-based compensation awards.

Base salary

Salaries are based on the executive’s performance, scope of responsibilities and experience, competitive pay practices and tenure. Base salary is intended to provide a fixed, baseline level of compensation that is not contingent upon CSST’s performance, although performance does influence salary adjustments.  The Committee’s objective is to pay salaries at the low end of the market so that we might emphasize equity-based compensation.  All 2008 salaries are below the market median.

In early 2008, an extensive review of compensation practices at CSST and in the market was completed and provided a foundation for 2008 salary determinations. Through 2008, the top executives were compensated primarily with equity—salaries have been below market.  Salaries were increased to more closely reflect market practice, but are still below the market median.

Annual Cash Bonus

It has not been the practice of CSST to pay annual bonuses.  However, following the market analysis of James F. Reda and Associates, the Compensation Committee is preparing a new, performance-based, short-term incentive component of pay in 2009 For 2009, bonuses paid to top executives will be based on the achievement of measures such as gross profit, operating margin, net working capital, cash flow, EBITDA, revenue, and earnings per share.

While bonus targets were met in 2008, the Compensation Committee decided to further align with key executives and managers with longer term incentives through higher equity grants.

Equity-based long-term incentive awards

The primary part of our compensation program is long-term equity-based compensation. Historically, the long-term incentive awards made to the named executive officers have consisted of time vested restricted stock.  However, the Compensation Committee will be considering performance shares and other types of equity grants that increase the performance element of equity grants.  Restricted stock grants made in 2008 were time-vested grants that the Committee has reserved the right to convert to performance vested shares.  Performance vesting was not initially included due to the unprecedented volatility of stock markets and uncertain economic outlook.  A modification of these grants to include performance-based vesting will be considered in 2010.

The 2008 award values and total direct compensation for Messrs. Tu and Yap were above the 75th percentile to account for below market salary, annual bonus, and other forms of compensation. All other officers were below the median in long-term incentives and total pay.

Role of Long-Term Incentive Awards. Specifically, these long-term incentive grants:

  allow us to offer a compensation package that is competitive and enhances our ability to attract and retain executive talent;

  align the interests of our executives with those of our shareholders, thereby encouraging the creation of shareholder value; and

  help establish a direct link between compensation amounts, total shareholder return and company operating performance

Award Process. In making awards, the Compensation Committee will not issue a targeted number of shares. Instead, in consultation with James F. Reda and Associates and taking into account market comparison data and the executive’s performance, the Compensation Committee will first determine the total dollar value of the award to be granted to the named executive officer.

The values assigned by the Compensation Committee to the individual equity grants are then translated into a specific number of full share grants such as restricted stock or options to purchase stock, in each case based on the fair market value at the date of the grant.  The value ultimately realized from these awards will depend on a number of factors, including our operating performance and movements in our stock price.

Timing of Equity Awards. The Compensation Committee has not formally adopted a timing policy for the granting of stock options but will be taking up this matter in 2009. Policies to be considered include prohibiting backdating any equity grant, or manipulating the timing of either the public release of information or the grant of an award in order to increase the value of the award. Also under consideration will be fixed dates for annual equity-based compensation awards and any “off-cycle” awards approved by our CEO. The exercise price of any stock option will be at least the closing price of CSST stock or higher on the grant date.

Awards in Fiscal Year 2008.  Restricted stock awards were made in May and November. The long-term incentive awards to the named executive officers are reflected in the “Grants of Plan-Based Awards” table on page 17. The total value of the grants to Messrs. Tu, Yap, and Qian were intended to adjust for low compensation in 2006 and 2007 and to provide a strong retention incentive. These awards are also in recognition of the absence of retirement programs or severance plans.

In addition, these awards were designed to solidify the ownership positions of Mr. Tu and Mr. Yap as both are vital to the future success of the company at this pivotal time.  The Compensation Committee had considered including performance conditions that would trigger vesting upon achievement of certain price hurdles, but determined not to include such conditions at this time.

Other benefits

At present we do not provide nor do we plan to provide, pension benefits, deferred compensation, life insurance or other benefits to our executive officers. Our philosophy is to have pay based almost exclusively on performance and at levels above market.  In other words, by establishing higher levels of risk in pay, the Committee has targeted higher than market pay.

Change in control and employment agreements

Through 2008 there were no change-in-control agreements or employment agreements of any kind nor are there plans to institute change-in-control agreements or severance agreements.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our named executive officers for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
	2008	$322,108	-	$1,327,715	-	-	-	-	$1,649,823
Guoshen Tu,
CEO and	2007	40,840	-	206,304	-	-	-	-	247,144
Chairman
	2006	15,000	-	-	-	-	-	-	15,000

	2008	191,992	-	962,087	-	-	-	-	1,154,079
Terence Yap,
CFO and Vice	2007	153,594	-	206,304	-	-	-	-	359,898
Chairman

	2006	15,000	-	350,000 (2)	-	-	-	-	365,000

	2008	219,619	-	99,221	-	-	-	-	318,840
Daiyou Qian
Chief Strategy	2007	-	-	-	-	-	-	-	-
Officer
	2006	-	-	-	-	-	-	-	-

Shufang Yang	2008	50,468	-	247,234	-	-	-	465,266	762,968
President
(retired) (3)	2007	25,278	-	86,854	-	-	-	-	112,132

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. The amounts represent the compensation expense recognized by the Company for stock granted to the named executive officers in 2008, 2007 and 2006 calculated in accordance with Statement of Financial Accounting Standards share based payment (revised 2004) (“FAS 123R”). For 2008, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal year 2008 filed with the SEC on March 5, 2009. For 2007, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal year 2007 filed with the SEC on March 10, 2008. In 2006 the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for fiscal year 2006 filed with the SEC on March 21, 2007. These amounts disregard estimates of forfeitures related to service based vesting conditions. There were no actual forfeitures in 2007.

(2)

Issued pursuant to a consulting service agreement between the Company and Terence Yap in exchange for consulting services valued at $350,000, which were to be provided to the Company from February 8, 2006 to February 7, 2009. The agreement terminated on February 7, 2009.

(3)

Mr. Yang retired as of May 7, 2008. He received less than $100,000 in 2006. Mr. Yang continues to serve as a consultant to the Company and the restricted stock he held at the time of retirement continue to vest in equal monthly installment through the reminder of the term. The amount shown under "All Other Compensation" does not reflect compensation actually received by him but compensation expense recognized by the Company, as described in Note (1) above.

Grants of Plan-Based Awards

The following table sets forth information regarding equity grants to named executive officers during the year ended December 31, 2008:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units [1]	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)
Guoshen Tu	Nov. 7, 2008	-	-	-	-	-	-	2,000,000	-	-	$17,700,000
Terence Yap	Nov. 7, 2008	-	-	-	-	-	-	600,000	-	-	$5,310,000
Daiyou Qian	May 12, 2008	-	-	-	-	-	-	35,000	-	-	$653,100
Shufang Yang	-	-	-	-	-	-	-	-	-	-	-

(1)

The grant of shares of restricted stock to the named executive officers were made pursuant to our equity incentive plan. The restricted stock vests monthly in equal installments over five years for Messrs. Tu and Yap, and four years for Mr. Qian.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at December 31, 2008 for each of our named executive officers. Values are based on the December 31, 2008 closing CSST stock price of $4.43.

Name	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Guoshen Tu	-	-	-	-	-	2,053,750	$9,098,113	-	-
Terence Yap	-	-	-	-	-	677,983	$2,999,479	-	-
Daiyou Qian	-	-	-	-	-	29,896	$132,439	-	-
Shufang Yang	-	-	-	-	-	70,833	$313,792	-	-

Option Exercises and Stock Vested

The following table sets forth information regarding options exercised and stock vested for each of our named executive officers during the year ended December 31, 2008:

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Guoshen Tu	-	-	65,833	$618,804
Terence Yap	-	-	42,500	$506,804
Daiyou Qian	-	-	5,104	$74,069
Shufang Yang	-	-	25,000	$353,167

Employment Agreements

We do not have employment agreements or termination agreements of any type with any of our executive officers, other than the consulting agreement with Terence Yap, which as discussed above expired in February 2009.

Potential Payments Upon Termination of Employment or Change of Control

The Company does not have change-in-control arrangements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

The 2007 Plan provides for the acceleration of vesting if a successor corporation does not assume or substitute outstanding stock awards. Upon a change of control, all unvested options and stock appreciation rights will become fully vested and exercisable, and all restricted stock units, performance units, performance shares and restricted stock will become fully vested and payable. Accelerated vesting occurs with respect to all equity-based compensation awards granted by the Company, and not just those granted to the named executive officers. In addition, no termination of employment is required to accelerate vesting.

The following table reflects the intrinsic value of unvested restricted stock that would be accelerated assuming a change in control occurred on December 31, 2008. Our named executive officer are not entitled to any payments upon a termination of employment.

Name	Value of Accelerated Stock ($)	Total ($)
Guoshen Tu	$9,098,113	$9,098,113
Terence Yap	$2,999,479	$2,999,479
Daiyou Qian	$132,439	$132,439

Non-Management Directors’ Compensation

The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of the Company’s non-management director compensation are a cash retainer, committee chairman fees, and equity-based compensation and meeting fees. The Company reimburses non-management directors for travel and other business expenses incurred in the performance of their services for the Company. Directors are also reimbursed for attending director education courses.

Each director has actively assisted management in executing its ambitious growth strategy. Director compensation has been primarily in the form of equity. As the company absorbs numerous acquisitions and solidifies its position in the marketplace, director pay will recede. In 2009, restricted stock grants for directors were reduced to $113,000 in grant value per independent director, a 55% to 58% decline from 2008 grant values.

Our non-management directors are entitled to an annual retainer, consisting of (i) a cash retainer and (ii) stock grant. In addition, they receive cash fees for serving on committees of our Board of Directors.

Based on an analysis of director compensation paid by the Comparison Group, the Board approved the following compensation structure for non-management directors in 2008. This compensation structure remains effective for 2009.

2008 NON-MANAGEMENT DIRECTOR COMPENSATION PROGRAM

	Retainer	Meeting Fee
Board
Annual Cash	As currently provided[1]	$0
Annual Equity	To be determined[2]	$0

Audit Committee
Chairman	$17,500	$2,000
Member	$10,000	$1,500

Compensation Committee
Chairman	$14,000	$1,500
Member	$7,500	$1,000

Nominating & Gov. Committee
Chairman	$12,000	$1,500
Member	$5,000	$1,000

(1)	Annual cash retainer varies by director as follows: Runsen Li-$41,072, Peter Mak-$120,000, Robert Shiver-$50,000.

(2)

Restricted stock grants in fiscal 2008 as follows: Runsen Li-14,167 shares, Peter Mak-11,667 shares, Robert Shiver-11,667 shares, with grant date values of $264,674, $249,674 and $249,674, respectively.

The Board believes that this fee structure recognizes our directors’ key role in driving our international growth and for the work required on each of the three committees the directors serve.

The following table sets forth the total compensation earned by the non-management directors during fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)[1]	($)	($)	($)	($)[2]	($)
Runsen Li	41,072	365,917	-	-	-	44,000	450,989
Peter Mak	120,000	336,138	-	-	-	46,000	502,138
Robert Shiver	50,000	336,138	-	-	-	44,500	430,638

(1)	The restricted stock vests in equal monthly installments over one year.

(2)	Other compensation consists of fees received for serving on Board committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on April 28, 2009 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer (including a named executive officer), (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group. Shares owned as of April 28, 2009 are based upon public filings with the SEC.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034.

Name & Address of Beneficial Owner	Office, If Any	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Officers and Directors
Guoshen Tu (2)	CEO and Chairman	16,760,435	33.5%
Terence Yap	CFO and Vice Chairman	860,000	1.7%
Daiyou Qian	Chief Strategy Officer	35,000	*
Lizhong Wang	Chief Operating Officer	70,000	*
Runsen Li	Director	44,167	*
Peter Mak	Director	41,667	*
Robert Shiver	Director	30,000	*
Shufang Yang	Former President	215,000	*
All officers and directors as a group (7 persons named above, but excluding Shufang Yang)		17,857,936	35.7%
5% Security Holders
Whitehorse Technology Limited (3)		11,392,000	22.8%
Citadel Equity Fund Ltd. (3)(4) 18/F Chater House, 8 Connaught Road, Central, Hong Kong		4,999,316	9.99%

*Less than 1%

(1)

A total of 50,043,211 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Includes 11,392,000 shares owned by Whitehorse Technology Limited, of which Mr. Tu is the sole owner, and 10,000 shares owned by Zhiqun Li, who is Mr. Tu’s wife.

(3)	Information concerning beneficial ownership was obtained from publicly available filings.

(4)

Includes 5,451,977 shares of our Common Stock that may be acquired upon conversion of $110,000,000 in principal amount of the Company’s convertible notes. Notwithstanding the foregoing, the number of shares beneficially owned by the Citadel is equal to 4,999,316 shares, or 9.99% of the issued and outstanding shares of our common stock, because pursuant to an Amended and Restated Investor Rights Agreement, dated as of April 24, 2007, in no event shall Citadel be entitled to convert any portion of the convertible notes if such conversion would cause the aggregate number of shares of our common stock owned by the Citadel to exceed 9.99% of the outstanding shares of our common stock immediately after giving effect to such conversion.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

The following table includes the information as of the end of 2008 for each category of our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (#) (c)
Equity compensation plans approved by security holders (1)	8,000,000 (1)	Not Applicable (2)	4,937,449
Equity compensation plans not approved by security holders	-	-	-
Total	8,000,000	Not Applicable(2)	4,937,499

(1)

On February 7, 2007, our Board of Directors authorized the establishment of the China Security & Surveillance Technology, Inc. 2007 Equity Incentive Plan, or Plan, whereby we are authorized to issue shares of our Common Stock to certain employees, consultants and directors. At that time we reserved 8,000,000 shares of our Common Stock for issuance under the Plan. The Plan, as amended and restated on December 19, 2007, was approved by shareholders at a special meeting of shareholders held on February 1, 2008.

(2)	Through December 31, 2008, we have only made grants of shares of restricted stock. The weighted average grant date fair value of the outstanding awards as of December 31, 2008 was $11.92.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Since the beginning of the last fiscal year, there have not been any transaction, nor is there any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

We are in the process of adopting a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” will be a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $50,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person will not be covered by this policy. A related person will be any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Board for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-person transactions, our Board will take into account the relevant available facts and circumstances including, but not limited to:

  the risks, costs and benefits to us;

  the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  the terms of the transaction;

  the availability of other sources for comparable services or products; and

  the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must excuse himself or herself form the deliberations and approval. Our policy will require that, in determining whether to approve, ratify or reject a related-person transaction, our Audit Committee must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of our Company and our shareholders, as our board or Audit Committee determines in the good faith exercise of its discretion. We did not previously have a formal policy concerning transactions with related persons.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

As provided in its charter, the Nominating and Governance Committee of the Company’s Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating and Governance Committee considers recommendations for director nominees, including those submitted by the Company’s shareholders, on the bases described below. Shareholders may recommend nominees by writing to the Nominating and Governance Committee c/o the Secretary at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034. Shareholder recommendations will be promptly provided to the chairman of the Nominating and Governance Committee. To be considered by the Nominating and Governance Committee for inclusion in the proxy for the 2010 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on December 31, 2009.

In identifying and evaluating nominees, the Nominating and Governance Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Governance Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Nominating and Governance Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the company's business and technology; the international nature of the company’s operations, educational and professional background; and personal accomplishment. The Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the company's business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Nominating and Governance Committee, therefore, also ensures that not less than a majority of directors shall satisfy the NYSE independence requirements.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

NAME	AGE	POSITION	DIRECTOR SINCE
Guoshen Tu	43	CEO and Chairman	September 2005
Terence Yap	37	CFO and Vice Chairman	March 2006
Runsen Li	73	Director	August 2007
Peter Mak	47	Director	October 2007
Robert Shiver	54	Director	October 2007

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” which starts on page 22 of this Proxy Statement.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected GHP Horwath, P.C (“Horwath”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. Horwath was the Company’s independent registered public accounting for the fiscal years ending December 31, 2008 and 2007.

We are asking our shareholders to ratify the selection of Horwath as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Horwath to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Horwath that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Horwath will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

2

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by GHP Horwath, P.C. for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

	Year Ended December 31,
	2008	2007
Audit Fees	$1,500,000	$970,400
Audit-Related Fees	$50,000	$49,400
Tax Fees	$12,000	$4,600
All Other Fees	$-	$-
TOTAL	$1,562,000	$1,024,400

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above under other captions in the above table.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by Horwath for our consolidated financial statements as of and for the year ended December 31, 2008.

The Board of Directors recommends a vote FOR ratification of the selection of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

3

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Security & Surveillance Technology, Inc. at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034, no later than the close of business on December 31, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Security & Surveillance Technology, Inc., c/o Corporate Secretary, 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

April 30 2009	By Order of the Board of Directors /s/ Samuel Lo Samuel Lo Corporate Secretary

4

EXHIBIT A
REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 with management and with GHP Horwath, P.C., the independent registered public accounting firm retained by the Company to audit its financial statements. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2008 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The Audit Committee received from GHP Horwath the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with GHP Horwath the independence of their firm.

Based upon the review and discussions referenced above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

/s/Audit Committee

Peter Mak, Chairman
Runsen Li
Robert Shiver

5

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 18, 2009

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated April 30, 2009, and hereby constitutes and appoints Guoshen Tu and Terence Yap, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Shareholders to be held on June 18, 2009, and at any adjournment thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:

	☐	Guoshen Tu
	☐	Terence Yap
	☐	Runsen Li
	☐	Peter Mak
	☐	Robert Shiver

Withhold authority for the following:

☐	Guoshen Tu
☐	Terence Yap
☐	Runsen Li
☐	Peter Mak
☐	Robert Shiver

2.	Approve the ratification of GHP Horwath P.C. as the Company’s accountant for fiscal year 2009.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES and FOR THE RATIFICATION OF THE SELECTION OF GHP HORWATH, P.C., AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2009 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 30, 2009, and the 2008 Annual Report to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name _______________________________________________________

Name (if joint) ________________________________________________

Date _____________ , 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.